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                                                                 EXHIBIT (17)(B)

(FIRST AMERICAN FUNDS LOGO)

                                                                      PROXY CARD

                      COLORADO INTERMEDIATE TAX FREE FUND

  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 30, 2008

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel, or any one of them, as proxies of the undersigned, with full power of substitution, to cast all eligible votes held by the undersigned in the Colorado Intermediate Tax Free Fund series of First American Investment Funds, Inc. ("FAIF") at a Special Meeting of Shareholders, to be held in Room A on the 3rd floor at 800 Nicollet Mall, Minneapolis, Minnesota 55402, on December 30, 2008, at 10:00 a.m., Central Time, and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement is hereby acknowledged.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF COLORADO INTERMEDIATE TAX FREE FUND. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                   NOTE: Please sign exactly as your name
                                   appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.


                                   ---------------------------------------------
                                   Signature     (Title if Applicable)    Date


                                   ---------------------------------------------
                                   Signature       (if held jointly)      Date

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                        (Triangle) FOLD HERE (Triangle)

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE BY EXECUTING THIS PROXY CARD AND ENCLOSING IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

     1. APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION FOR COLORADO INTERMEDIATE TAX FREE FUND, PROVIDING FOR REORGANIZATION OF THAT FUND INTO THE COLORADO TAX FREE FUND SERIES OF FAIF, INCLUDING THE AMENDMENT TO FAIF'S AMENDED AND RESTATED ARTICLES OF INCORPORATION NECESSARY TO EFFECT THE REORGANIZATION.

                            FOR    AGAINST    ABSTAIN
                            [ ]      [ ]        [ ]

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